SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           WHG Bancshares Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)      Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2)      Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4)      Proposed maximum aggregate value of transaction:
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     (5)      Total fee paid:
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     [ ]      Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)      Amount previously paid:
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     (2)      Form, Schedule or Registration Statement No.:
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     (3)      Filing Party:
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     (4)      Date Filed:
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

                     [WHG Bancshares Corporation Letterhead]









December 18, 2000

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of WHG Bancshares Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on Tuesday, January 16, 2001, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, the Chairman of the Board will report on the operations of the Company. Directors and Officers of the Company will be present to respond to any questions stockholders may have.

         You will be asked to vote on the election of two directors for a three-year term and to ratify the 2001 Stock Option Plan. The Board of Directors unanimously recommends a vote "FOR" both proposals described in the accompanying notice of annual meeting and proxy statement.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                         Sincerely,


                                         /s/Peggy J. Stewart
                                         ---------------------------------------
                                         Peggy J. Stewart
                                         President and Chief Executive Officer

--------------------------------------------------------------------------------
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 16, 2001
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WHG Bancshares Corporation (the "Company"), will be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on Tuesday, January 16, 2001, at 10:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

I.       To elect two directors of the Company;

II.      To ratify the 2001 Stock Option Plan ("Stock Option Plan"); and

all as set forth in the proxy statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors has set the close of business on November 30, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. AND, OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE.





                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          /s/Diana L. Rohrback
                                          --------------------------------------
                                          Diana L. Rohrback
                                          Corporate Secretary
Lutherville, Maryland
December 18, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 2001
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of WHG Bancshares Corporation (the "Company") commencing on or about December 15, 2000 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on Tuesday, January 16, 2001, at 10:00 a.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal I, (b) FOR Proposal II (ratification of the 2001 Stock Option Plan), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Diana L. Rohrback, at 1505 York Road, Lutherville, Maryland 21093) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on November 30, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,285,609 shares of the Company common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least one-third of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of the 2001 Stock Option Plan, which is submitted as Proposal II, a stockholder may: (i) vote "FOR" the ratification,
(ii) vote "AGAINST" the ratification, or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal II and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                             Amount and         Percent of Shares
                                                               Nature of          of Common Stock
Name and Address of Beneficial Owner                   Beneficial Ownership      Outstanding (%)
------------------------------------                   --------------------     ----------------
Heritage Savings Bank, F.S.B.
Employee Stock Ownership Plan and Trust ("ESOP")
1505 York Road
Lutherville, Maryland 21093 (1)                                 145,469               11.3
Peggy J. Stewart
1505 York Road
Lutherville, Maryland 21093 (2)                                  89,089                6.7
All directors and officers of the Company as a group
(11 persons) (3)                                                323,688               23.0

------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. The shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of the Compensation and Benefits Committee of the bank comprised of non-employee directors Chase, Davis, Lauterbach, Francis, and Muhly to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 75,389 shares have been allocated under the ESOP to participant accounts.
(2) Includes 36,612 shares of Common Stock which may be acquired through the exercise of stock options within 60 days of the record date.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 123,349 shares of Common Stock that may be exercised within 60 days of the record date. Excludes 21,028 shares of Common Stock previously awarded but presently subject to forfeiture held by the Management Stock Bonus Plan ("MSBP") and excludes 70,080 unallocated shares under the ESOP, over which certain directors, as trustees to the MSBP and the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to ESOP and MSBP shares. See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors currently consists of eight members, each of whom also serves as a director of Heritage Savings Bank, FSB (the "Bank"). During fiscal 2000, the size of the Board of Directors of the Company and the Bank was reduced to eight members due to the resignation of August J. Seifert. The Company's Articles of Incorporation provides that the Board of Directors must be divided into three classes as nearly equal in number as possible. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of three years expiring at the third annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

         Herbert A. Davis and D. Edward Lauterbach, Jr. have been nominated by the Board of Directors for a term of three years. Messrs. Davis and Lauterbach currently serve as directors of the Company.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the person listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Company at the Meeting and each other director of the Company who will continue to serve as director after the Meeting. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders."

                                                                                          Shares of Common
                                                                                         Stock Beneficially
                                         Age at          Year First        Current           Owned as of       Percent
                                        September        Elected or        Term to          November 30,        Owned
Name and Title                          30, 2000        Appointed (1)       Expire             2000(2)           (%)
--------------                          --------        -------------       ------        -----------------     -------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2004
Herbert A. Davis                           75               1953             2001            17,516(3)(4)        1.4
D. Edward Lauterbach, Jr.                  76               1970             2001            17,516(3)           1.4

DIRECTORS CONTINUING IN OFFICE
Philip W. Chase, Jr.                       82               1947             2002            21,516(3)           1.7
Edwin C. Muhly, Jr.                        70               1976             2002            18,016(3)           1.4
Peggy J. Stewart                           64               1982             2002            89,089              6.7
Urban P. Francis, Jr.                      74               1981             2003            22,816(3)           1.8
John E. Lufburrow                          75               1966             2003            65,506              4.9
Hugh P. McCormick                          80               1947             2003            27,516(4)           2.1

(footnotes begin on next page.)

--------------
(1)  Refers to the year the individual first became a director of the Bank.
(2)  Includes  5,491 shares of Common Stock  (except for Mr.  Lufburrow  and Ms.
     Stewart) which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the record date. For Mr. Lufburrow and Ms. Stewart, includes 36,612 shares of Common Stock. Excludes proposed stock options to purchase shares of Common Stock issuable under the 2001
     Stock Option Plan, the granting of which are subject to stockholder ratification and are not exercisable within 60 days of the Record Date. See "Proposal II - Ratification of the 2001 Stock Option Plan."
(3) Excludes 145,469 shares of Common Stock under the ESOP for which such individual serves as a member of the ESOP committee or as an ESOP Trust. Also, excludes 21,028 MSBP shares for which such individuals serves as a member of the MSBP trust committee. Such individuals disclaim beneficial ownership with respect to ESOP and MSBP shares.
(4)  Mr. Herbert A. Davis and Mr. Hugh P. McCormick are first cousins.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their name.

                         Age at
                        September
Name                    30, 2000       Positions Held With the Company
----                    --------       -------------------------------

John E. Lufburrow          75          Chairman of the Board
Peggy J. Stewart           64          President, Chief Executive Officer and Director
Robin L. Taylor            40          Controller
Diana L. Rohrback          48          Vice President and Corporate Secretary
Daniel J. Gallagher        43          Executive Vice President, Chief Financial Officer and
                                       Senior Compliance Officer

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors and executive officers (except Mr. Gallagher) of the Bank in December 1996 became directors and executive officers of the Company at that time. Executive officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees:

         Herbert A. Davis has served as a director of the Bank since 1953. Mr. Davis is the President/Owner of Herbert Davis Associates, a real estate brokerage and development firm.

         D. Edward Lauterbach, Jr. has been a director of the Bank since 1970. Mr. Lauterbach served as President of H.U. Dove & Co., Inc., an insurance company, from which he retired in 1991. Mr. Lauterbach continues to be a consultant to H.U. Dove & Co., Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Philip W. Chase, Jr. has served as a director of the Bank since 1947. From 1980 to 1995, he was the Chairman of the Board of Chase, Fitzgerald & Co., Inc., and he also served as President from 1967 to 1980.

         Edwin C. Muhly, Jr. has served as a director of the Bank since 1976. Mr. Muhly retired in 1992 as President and Chief Executive Officer of Muhly's Bakery, a retail bakery of which he held the majority stockholder interest.

         Peggy J. Stewart was appointed Chief Executive Officer of the Bank in 1995 and has served as President since 1994. From 1981 to 1994, Ms. Stewart served as Senior Vice President and Corporate Secretary of the Bank. Ms. Stewart also served as Treasurer of the Bank and was appointed in 1982 to the Bank's Board of Directors. Ms. Stewart has been employed by the Bank since 1953.

         Urban P. Francis, Jr. has been a director of the Bank since 1981. Mr. Francis retired from Urban Francis Inc., an electrical contracting company in 1994 and is currently the majority stockholder of U and M, Inc.

         John E. Lufburrow joined the Bank in 1950, has been a director of the Bank since 1966 and currently serves as Chairman of the Board. Mr. Lufburrow preceded Ms. Stewart as President and Chief Executive Officer of the Bank.

         Hugh P. McCormick has been a director of the Bank since 1947. He retired in 1982 from McCormick & Co., Inc., a manufacturer and importer of spices and flavorings. Prior to retirement, Mr. McCormick served as the Corporate Assistant Secretary and the Director of a division of McCormick & Co., Inc. He also served as President of a subsidiary of McCormick & Co., Inc. of Baltimore County.

Executive Officers Who Are Not Directors:

         Daniel J. Gallagher has been employed by the Bank since January 1997. Mr. Gallagher is Executive Vice President, Chief Financial Officer, and Senior Compliance Officer. From 1993 to 1997, Mr. Gallagher was employed by Liberty Federal Savings and Loan Association in Baltimore, Maryland, during which time he also served as president of that institution. From 1985 to 1993, Mr. Gallagher was employed by First National Bank of Maryland.

         Diana L. Rohrback has been employed by the Bank for 31 years and has served as an officer of the Bank since 1993. Ms. Rohrback is a Vice President and the Corporate Secretary for the Bank and has served as a branch manager.

         Robin L. Taylor has been an officer of the Bank since 1990 and has been employed by the Bank for 22 years. Ms. Taylor is a certified public accountant and currently serves as the Controller for the Bank.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through the meetings of its board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 2000, the Board of Directors of the Company held 4 regular meetings and 3 special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the period of his or her service. In addition to other committees, as of September 30, 2000, the Board had a Nominating Committee, an Audit Committee and a Compensation and Benefits Committee.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. This non- standing committee met once during the 2000 fiscal year.

         The Compensation and Benefits Committee is comprised of non-employee Directors Chase, Davis, Lauterbach, Francis and Muhly. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 2000 fiscal year.

         The Audit Committee is comprised of Directors Chase, Davis, Francis, Lauterbach, McCormick and Muhly. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the small business issuer rules of the Nasdaq. The Audit Committee is a standing committee and responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's outside accountants to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 2000 fiscal year. In addition to one regularly scheduled meeting annually, the Audit committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as an Appendix A to this Proxy Statement.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         In the fiscal year ended September 30, 2000, each non-employee Director and the Chairman of the Board of Directors of the Bank received a monthly fee of $700, regardless of attendance, and $300 for each meeting attended. Each member of the Compensation and Benefits Committee and the member of the Asset/Liability Committee received an additional $300 for attendance at each meeting attended. Each non-employee director who is a member of the Loan Committee is each paid $50 for the first loan reviewed and $25 for each additional loan reviewed. For the fiscal year ended September 30, 2000, total fees paid by the Bank to Directors were approximately $118,000.

         Subject to stockholder ratification of the 2001 Stock Option Plan presented to stockholders as Proposal II in this proxy statement, Ms. Stewart and Mr. Lufburrow have each been awarded options to purchase 25,000 shares of Common Stock and each of the six non-employee directors have been awarded options to purchase 4,950 shares of Common Stock. The exercise price of the awarded options is equal to the market price of such stock on November 13, 2000, the date of approval of the plan by the Board of Directors.

         During the fiscal year ended 1999, the Bank implemented a change in control severance plan with the directors of the Bank. The plan provides that following a change in control of the Bank and the termination of the services of the directors (or within 18 months after the change in control), the directors will receive their current board compensation, at the time of termination, for a period of 18 months.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the three years ended September 30, 2000, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.


                                                                              Long Term Compensation
                                            Annual Compensation                       Awards
                                   --------------------------------------  ------------------------------
                                                                            Restricted       Securities
Name and                 Fiscal                              Other Annual      Stock         Underlying       All Other
Principal Position        Year     Salary($)      Bonus($)   Compensation    Award($)       Options (#)    Compensation($)
-------------------       ----     ---------      --------   ------------    --------       -----------    ---------------
Peggy J. Stewart          2000        150,000      10,154         --            --               --             48,620(3)
President and CEO         1999        132,000      9,231          --            --               --             44,796
                          1998        120,000      8,462          --         174,150(1)        45,765(2)        34,968

-------------------
(1) Represents awards of 12,960 shares of Common Stock under the MSBP based upon the value of such stock of $13.4375 per share as of the date of such award. Such stock awards become non-forfeitable at the rate of 2,592 shares per year commencing on October 8, 1997. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. At September 30, 2000, 5,184 shares with a market value of $42,444 at such date (based on the closing price of Common Stock $8.1875 at such date) remain unvested.
(2) Represents award of 36,613 options as of October 8, 1996, at $11.8916 and 9,152 options as of December 9, 1996, at $11.1726 per share. See "-- Stock Awards."
(3) For fiscal year 2000 represents an allocation of 4,862 shares of Common Stock under the ESOP, at a cost of $10 per share. As of September 30, 2000, the market value of such shares was $39,808.

         Employment Agreement. The Bank entered into an employment agreement with Peggy J. Stewart, President and CEO of the Bank ("Agreement"). The Agreement has a three year term. Under the Agreement, Ms. Stewart's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Ms. Stewart without just cause, Ms. Stewart will be entitled to a continuation of her salary from the date of termination through the remaining term of the Agreement, but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Stewart will be paid in a lump sum an amount equal to 2.99 times the five year average of her annual taxable compensation. In the event of a change in control at September 30, 2000, Ms. Stewart would have been entitled to a lump sum payment of approximately $430,000.

Stock Awards

         The following table sets forth information with respect to options to purchase the Company's common stock previously granted to Ms. Stewart and held by her as of September 30, 2000 and the value of unexercised in-the-money options (i.e., options that had a positive spread between the exercise price of such option and the fair market value of the Company's common stock) as of September 30, 2000. The Company has not granted to Ms. Stewart any stock appreciation rights ("SARs").


                   Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                   ---------------------------------------------------------------------------------

                                                          Number of Securities
                                                         Underlying Unexercised      Value of Unexercised
                                                              Options/SARs           In-The-Money Options
                                                            at FY-End (#)                at FY-End ($)
                                                      --------------------------     --------------------
                     Shares Acquired    Value
Name                 on Exercise(#)   Realized ($)    Exercisable/Unexercisable     Exercisable/Unexercisable
----                 -------------    ------------    -------------------------

Peggy J. Stewart           --           $   --            21,967 / 14,646                   0 / 0 (1)
                           --           $   --             5,490 / 3,662                    0 / 0 (2)

-------------
(1) Based upon an exercise price of $11.89 per share and estimated price of $8.1875 as of September 30, 2000.
(2) Based upon an exercise price of $11.17 per share and estimated price of $8.1875 as of September 30, 2000.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL II - RATIFICATION OF THE 2001 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors has adopted the 2001 Stock Option Plan. The Option Plan is subject to ratification by the Company's stockholders. Pursuant to the Option Plan, up to 109,000 shares of Common Stock, approximately 8.5% of the Common Stock presently outstanding, are to be reserved for issuance by the Company upon exercise of stock options that may be granted to officers, directors, employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to them to promote the success of the business of the Company and the Bank. The Option Plan, which is effective as of November 13, 2000, subject to ratification by the stockholders of the Company, provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the Option Plan is qualified in its entirety by reference to the Option Plan attached as Appendix B to this proxy statement.

         The Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the

Board (the "Option Committee"). The Option Committee will select the individuals to be granted options (the "Optionees") and the number of options to be granted. Grants are provided at no cost to the Optionees. It is anticipated that grants will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration upon exercise other than the option exercise price per share.

         Shares issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan will continue in effect for a term of ten years from the date the plan is approved by stockholders.

Interest of Certain Persons

         Employees, officers, and directors of the Company and the Bank have an interest in the ratification of the Option Plan because they have been granted stock options, subject to such stockholder ratification. See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and Directors.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option will be exercisable for three months following the cessation of employment but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise Incentive Stock Options on the date of termination of employment. The terms and conditions of Non- Incentive Stock Options relating to an Optionee's termination of employment or service, disability, or death will be determined by the Option Committee, in its sole discretion, at that time unless those terms and conditions were specifically determined at the time of grant of the options.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock covered by the Option on the date of grant. For purposes of determining the fair market value of the Common Stock, the exercise price per share of the Option will be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no bid and ask price is available, then the exercise price per share will be determined in good faith by the Option Committee. If the Common Stock is listed on a national securities exchange (currently, the Common Stock is not listed on a national securities exchange) at the time of the granting of an Option, then the exercise price per share of the Option will be not less than the average of the highest and lowest selling price of the Common Stock on the exchange on the date an Option is granted or, if there were no sales on that date, then the exercise price will be not less than the mean between the last bid and ask price on that date. If an officer or employee owns more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if the Option is intended to qualify as an incentive stock option.

         No shares of Common Stock will be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee will have any of the rights of a stockholder of the Company until shares of Common Stock are issued to the Optionee. Upon the exercise of an Option, the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. The cash payment will be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option and will be in exchange for the cancellation of the Option.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no modification, extension or renewal will confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at that time, and will not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards

         Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase up to 4,950 shares of Common Stock have been granted to each non-employee director of the Company, as of the Effective Date (November 13,
2000) at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant ($8.125 per share). Such awards are subject to stockholder ratification of the Option Plan. Options may be granted to newly appointed or elected non-employee directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Of such awards, 331/3% of the Options granted to non-employee directors on the Effective Date will be first exercisable commencing on the one year anniversary of such Effective Date of the Option Plan and 331/3% annually thereafter, during such period of service as a director or a director emeritus. Such Options granted to non-employee directors will remain exercisable for up to ten years from the date of grant. Upon the death, retirement or disability or a director or director emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding Options become immediately exercisable in the event of a change in control (as defined in the Option Plan) of the Company or the Bank.

         The Board or the Option Committee will from time to time determine the officers, directors, key employees and other persons who will be granted awards, the award to be granted to any participant, and whether the awards will be Incentive Stock Options and/or Non-Incentive Stock Options. In making this determination, the Board or the Option Committee may consider several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other financial institutions. Participants who have been granted an award may be granted additional awards.

         The table below presents information related to stock option awards awarded under the Option Plan, subject to stockholder ratification of the Option Plan.

                                NEW PLAN BENEFIT
                                2001 OPTION PLAN
                                ----------------

                                                               Number of Options
Name and Position                          Dollar Value ($)(1)   to be Granted
-----------------                          ------------------- -----------------

Peggy J. Stewart, President and Chief
Executive Officer                                3,125              25,000(2)(3)
John E. Lufburrow, Chairman of the Board         3,125              25,000(2)(3)
Herbert A. Davis, Director (4)                     619               4,950(5)
D. Edward Lautebach, Jr., Director (4)             619               4,950(5)
Executive Group (5 persons)................      8,103              64,820(6)
Non-Executive Director Group
(6 persons)................................      3,713              29,700(5)(7)
Non-Executive Officer Employee Group ......      1,810              14,480(6)


----------------
(1) The exercise price of such options is equal to the fair market value of the Common Stock on the date of award (November 13, 2000), which was $8.125 per share, the date of the Board of Directors approval of the Option Plan. As of the record date, the fair market value of such Common Stock was $8.25 per share.
(2)      Options awarded are 100% exercisable on the date of grant.
(3) Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.
(4)      Nominee for director.
(5) Options awarded to directors are first exercisable at a rate of 331/3% one year after the date of grant and 331/3% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, retirement or a change in control of the Company or the Bank, such awards shall be 100% exercisable.
(6) Options awarded to certain officers are 100% exercisable on the date of grant. Options awarded to all other officers and employees will be exercisable as follows: Options awarded at the time of stockholder approval are first exercisable at the rate of 331/3% on the one year anniversary of the date of grant and 331/3% annually thereafter during periods of continued service as an employee, director or director emeritus. Such awards shall be 100% exercisable in the event of death, disability, retirement, or upon a change in control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, director or director emeritus.
(7)      Each non-employee director of the Company was awarded 4,950 Options.

Effect of Mergers, Change of Control and Other Adjustments and Anti-Takeover Aspects

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, will have the power, prior to or subsequent to the action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of the Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options;
(ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems appropriate. However, no action may be taken by the Option Committee without the consent of the Optionee that would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code.

         The Option Committee will at all times have the power to accelerate the exercise date of all unvested Options granted (if any) under the Option Plan. In the case of a change in control of the Company, all outstanding options become immediately exercisable. A change in control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company if the Company is not the surviving entity;
(iii) a change in control of the Company; or (iv) the acquisition, directly or indirectly, of the beneficial ownership of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation does not apply to the purchase of shares by underwriters in connection with a public offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan.

         In the event of a change in control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of the change in control: (i) provide that Options will be assumed, or equivalent options will be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that:
(A) any Substitute Options exchanged for Incentive Stock Options meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of Substitute Options constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or the securities are exempt from registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of Substitute Options will not constitute Registered Securities, then the Optionee will receive, upon the change in control, a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the change in control multiplied by the number of shares of Common Stock subject to surrendered Options, and (2) the aggregate exercise price of all surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the change in control, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all of the surrendered Options.

         The provisions of the Option Plan related to a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of Options. The power of the Option Committee to make adjustments, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock. In addition, the exercise of Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board may increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless the action of the Board is subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects

         The Common Stock issuable may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 109,000 shares of Common Stock), then the dilutive effect to ownership of current stockholders would be approximately 7.8%.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

          1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee or entitle the Company to a tax deduction at the time of grant.

          2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee or entitle the Company to a deduction at the time of exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that the shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's proxy statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Ratification

         Stockholder ratification of the Option Plan is being sought in order to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to meet the requirements of The Nasdaq Stock Market upon which the Common Stock is listed and to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act. An affirmative vote of the holders of a majority of the total votes cast at the Meeting in person or by proxy is required to constitute stockholder ratification of this Proposal II.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 2001 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                    2002 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary of the Company at its offices at 1505 York Road, Lutherville, Maryland 21093, on or before August 20, 2001. Under the Company's Articles of Incorporation, stockholder nominations for director and stockholder proposals not included in the Company's 2002 proxy statement, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders must be submitted to the Secretary of the Company, at the address set forth above, by November 16, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the annual meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, WHG BANCSHARES CORPORATION, 1505 YORK ROAD, LUTHERVILLE, MARYLAND 21093.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/Diana L. Rohrback
                                             -----------------------------------
                                             Diana L. Rohrback
                                             Corporate Secretary
Lutherville, Maryland
December 18, 2000

                                                                      APPENDIX A

                           WHG BANCSHARES CORPORATION
                             AUDIT COMMITTEE CHARTER

Committee Responsibilities

         The Audit Committee of the Board of Directors of WHG Bancshares Corporation (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

         The Committee shall:

          o    Provide  for  an  open  avenue  of  communications   between  the
               independent accountants and the Board and, at least once annually, meet with the independent accountants in private session.

          o Review the qualifications and evaluate the performance of the independent accountants and make recommendations to the Board regarding the selection, appointment or termination of the independent accountants. The independent accountants shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

          o    Receive  on  an  annual  basis  a  written   statement  from  the
               independent accountant detailing all relationships between the independent accountant and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

          o Review and approve the independent accountants' annual engagement letter.

          o Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

          o Review significant accounting, reporting, regulatory or industry developments affecting the Company.

          o Review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-QSB.

          o Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

          o Discuss with the independent accountants SAS 61 matters, as may be, modified or supplemented.

          o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-KSB.

          o Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

          o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

Committee Membership

         The membership of the Committee shall be:

          o    appointed by the Board,

          o comprised of a majority of independent directors as defined by the applicable regulatory authorities, and

          o    consist of at least two members.

Committee Meetings

         Meetings will be held as required, but no less than once a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy at least every three years.

                                                                      APPENDIX B


                           WHG BANCSHARES CORPORATION

                             2001 STOCK OPTION PLAN


         1. Purpose of the Plan. The Plan shall be known as the WHG BANCSHARES CORPORATION 2001 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, employees and other persons providing services to the Company, the Bank or any present or future Parent or Subsidiary of the Company, the Bank to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

          2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, or grants of Stock Options made in accordance with Section 9(a) of the Plan.

                  "Board" shall mean the Board of Directors of the Company, or any successors thereto.

                  "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or
(iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                  "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

                  "Company" shall mean WHG BANCSHARES CORPORATION.

                  "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Bank, its Parent, its Subsidiaries or a successor.

                  "Director" shall mean a member of the Board of the Company, or any successor or Parent thereto.

                  "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

                  "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Company, the Bank or any present or future Parent or Subsidiary of the Company in his then current capacity as determined by the Committee.

                  "Effective Date" shall mean November 13, 2000.

                  "Employee" shall mean any person employed by the Company, the Bank, or any present or future Parent or Subsidiary of the Company.

                  "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

                  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

                  "Participant" means any director, officer or employee of the Company, the Bank, or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  "Plan" shall mean the WHG BANCSHARES CORPORATION 2001 Stock Option Plan.

                  "Retirement" shall mean termination of service in all capacities as an Employee, Director and Director Emeritus following attainment of not less than age 55 and completion of not less than ten years of Service to the Company. Service to the Company rendered prior to the Effective Date shall be recognized in determining eligibility to meet the requirements of Retirement under the Plan.

                  "Savings Bank" or "Bank" shall mean Heritage Savings Bank, F.S.B., or any successor corporation thereto.

                  "Share" shall mean one share of the Common Stock.

                  "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and
(g) of the Code.

          3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 109,000 Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

         4.  Six Month Holding Period.

                  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

          5.      Administration of the Plan.

                  (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3.


                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c)      Effect  of  Committee's  Decision.   All   decisions,
determinations  and   interpretations  of  the  Committee  shall  be  final  and conclusive on all persons affected thereby.

          6.      Eligibility for Awards and Limitations.

                            (a)  The Committee shall from time to time determine
the officers, Directors, employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                           (b)    The  aggregate  Fair  Market Value (determined
as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                        (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein or more than 5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

          7. Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

          8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a)      Option Price.

                            (i)     The price per Share at which each  Incentive
Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                           (ii)     In the case of an Employee who  owns  Common
Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                  (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d)      Exercise Generally.  Except as otherwise provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the

Company, the Bank, or any present or future Parent or Subsidiary of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of one- third on the date of grant and one-third annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Options Granted to Directors. Subject to the limitations of Section 6(c), Non- Incentive Stock Options to purchase 4,950 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of one-third on the Effective Date and one-third annually thereafter during such periods of service as a Director or Director Emeritus. Upon the death, Disability or Retirement of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

                  (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                  (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                  (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (e) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of one-third on the date of grant and one-third annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10.  Effect  of  Termination  of  Employment,   Disability,  Death  and
Retirement on Incentive Stock Options.

                  (a) Termination of Employment. In the event that any Optionee's employment with the Company, the Bank, or other present or future Parent or Subsidiaries shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                  (b) Disability. In the event that any Optionee's employment with the Bank, the Company, or any present or future Parent or Subsidiaries of the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                  (e) Termination of Incentive Stock Options; Vesting Upon Retirement. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company or the Bank terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period. Notwithstanding the foregoing, the Committee may authorize at the time of the grant of an Option that such Award shall be immediately 100% exercisable upon the Retirement of the Optionee.

         11. Effect of Termination of Employment, Disability, Death or Retirement on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the Retirement or other termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         13. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

                  (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                  (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                  (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                  (c)  Extraordinary   Corporate  Action.   Notwithstanding  any
provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                            (i)   appropriately  adjust the number of Shares  of
Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                           (ii)   cancel  any or all previously granted Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                         (iii)    make such other adjustments in connection with
the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

                  (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner.

         Except as expressly provided in Sections 13(a), 13(b) and 13(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

         14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15. Effective Date. The Plan shall became effective upon the date of approval of the Plan by the Board of the Company (November 13, 2000).

         16. Ratification by Stockholders. The Plan shall be ratified by stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

         17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

         18. Amendment and Termination of the Plan.

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

                  (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

                  (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

                  (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                  (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

                  (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the

Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

         20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Bank, or any present or future Parent or Subsidiary.

         23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, except to the extent that federal law shall be deemed to apply.

--------------------------------------------------------------------------------
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of WHG Bancshares Corporation (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland on Tuesday, January 16, 2001, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                          FOR  WITHHELD
                                                         ----- --------

I.  The election as directors of the nominees
    listed below with terms to expire in 2004:            |_|    |_|

    Herbert A. Davis
    D. Edward Lauterbach, Jr.

    (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

--------------------------------------------------------------------------------

                                                          FOR  AGAINST  ABSTAIN
                                                          ---  -------  -------

II. To ratify the 2001Stock Option Plan.                  |_|    |_|      |_|


         The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 18, 2000, and the 2000 Annual Report to Stockholders.

Please check here if you plan to attend the Meeting.     |_|

Dated:
       ---------------------- -----, -----



--------------------------------             -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


--------------------------------             -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------